                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               November 8, 1999


                           LITTLE SWITZERLAND, INC.
                           ------------------------
              (Exact name of registrant as specified in charter)


            Delaware                    0-19369                  66-0476514
------------------------          -------------------        -----------------
(State or other jurisdiction    (Commission file number)     (IRS employer
       of incorporation)                                     identification no.)


         161-B Crown Bay Cruise Ship Port, St. Thomas, U.S.V.I. 00802
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (340) 776-2010
                                                          --------------
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Item 5 - Other Events
---------------------

     Little Switzerland, Inc. (the "Company") issued press releases on November 8, 1999 and November 11, 1999 announcing a proposal for an one-for-five reverse stock split of the Company's common stock, which will be voted on by the Company's shareholders at the annual meeting of stockholders scheduled for December 21, 1999 (the "Annual Meeting"), and announcing that the Nasdaq Stock Market, Inc. approved the transfer of the Company's common stock to the Nasdaq SmallCap Market under the symbol of "LSVIC," subject to certain conditions and effective as of the open of business on November 12, 1999, respectively. The Company also issued a press release on November 12, 1999 announcing that the Company had been notified of the renewal of certain tax benefits for its wholly-owned subsidiary, L.S. Wholesale, Inc., and that the Company's store on the island of Antigua had been sold. Finally, the Company issued a press release on November 17, 1999 announcing that the Company's Board of Directors nominated Kenneth W. Watson and Peter R. McMullin for election as Class II Directors at the Annual Meeting. In addition, the Board of Directors expanded the Board from six to eight members and appointed Seymour Holtzman as a Class III Director for a term expiring at the Company's annual meeting in 2000 and Richard Siegel as a Class I Director for a term expiring at the Company's annual meeting in 2001.

     Copies of each of the Company's press releases described above are attached hereto and incorporated herein in their entirety.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

     Exhibit 99.1 - Press Release of the Company, dated November 8, 1999.

     Exhibit 99.2 - Press Release of the Company, dated November 11, 1999.

     Exhibit 99.3 - Press Release of the Company, dated November 12, 1999.

     Exhibit 99.4 - Press Release of the Company, dated November 17, 1999.

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LITTLE SWITZERLAND, INC.



Date: November 18, 1999              By:/s/ Robert L. Baumbardner
                                        -------------------------------------
                                        Robert L. Baumgardner
                                        President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
Exhibit 99.1 -   Press Release of Little Switzerland, Inc., dated November 8, 1999.

Exhibit 99.2 -   Press Release of Little Switzerland, Inc., dated November 11, 1999.

Exhibit 99.3 -   Press Release of Little Switzerland, Inc., dated November 12, 1999.

Exhibit 99.4 -   Press Release of Little Switzerland, Inc., dated November 17, 1999.